UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        June 18, 1999 (February 25, 1999)
-------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                            MERRIMAC INDUSTRIES, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              New Jersey                  0-11201               22-1642321
-------------------------------------------------------------------------------
     (State or other jurisdiction       (Commission            (IRS Employer
           of incorporation)            File Number)        Identification No.)


            41 Fairfield Place, West Caldwell, New Jersey 07006-6287
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code      (973) 575-1300
                                                     --------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

                  This Amended Current Report on Form 8-K/A amends and restates the information included in Registrant's Current Report on Form 8-K filed March 1, 1999.


Item 2.  Acquisition or Disposition of Assets.
------   ------------------------------------

         On February 25, 1999, Merrimac Industries, Inc. ("Merrimac" or "Registrant") completed the acquisition of all the outstanding shares of common stock of Filtran Microcircuits Inc. ("FMI") of Ottawa, Ontario, Canada, a leading manufacturer of microwave micro circuitry. The acquisition was made pursuant to a previously announced Stock Purchase Agreement dated as of December 15, 1998 (the "Stock Purchase Agreement") among Merrimac, FMI and the direct and indirect shareholders of FMI. Registrant's press release dated March 1, 1999 is incorporated herein by reference.

         The purchase price was approximately $4.5 million, net of $203,000 of cash acquired and including the assumption of $451,000 existing indebtedness. The purchase price for the acquisition was arrived at by arm's-length negotiations between Registrant and FMI and was financed by utilizing Merrimac's previously unused existing credit facility with Summit Bank.

         The Stock Purchase Agreement is incorporated herein by reference.

         Except for the Stock Purchase Agreement and as described in the following sentence, Merrimac is not aware of any material relationship between FMI or any of the shareholders of FMI, on the one hand, and Merrimac or any of its affiliates, any director or officer of Merrimac or any associate of any such director or officer, on the other hand, that existed at the date of the acquisition by Merrimac of the shares of common stock of FMI pursuant to the Stock Purchase Agreement. During Registrant's 1998 fiscal year, Registrant purchased approximately $20,400 of goods and services from FMI in the normal course of business. These purchases were on terms Merrimac believes were arm's length.


Item 5.  Other Events.
------   ------------

         Registrant's press release dated March 1, 1999 is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

         (a)   Financial Statements of Business Acquired.
               -----------------------------------------

               The following report and audited financial statements of FMI prepared in accordance with Canadian generally accepted accounting principles are attached hereto as Appendix A. The amounts shown on the audited financial statements are shown in Canadian dollars, the reporting currency of FMI.

               (i)       Auditor's Report dated February 2, 1999;

               (ii)      Balance Sheet as at November 30, 1998;

               (iii) Statement of Income and Retained Earnings for the year ended November 30, 1998;

               (iv) Statement of Changes in Financial Position for the year ended November 30, 1998;

               (v)       Notes to Financial Statements;

               (vi)      Schedule of Cost of Goods Sold; and

               (vii)     Schedule of Expenses.



         (b)   Pro Forma Financial Information.
               -------------------------------

               The following unaudited pro forma financial information of Merrimac is attached hereto as Appendix B:

               (i)       Introductory note;

               (ii) Unaudited Pro Forma Condensed Combined Balance Sheet at January 2, 1999;

               (iii) Unaudited Pro Forma Condensed Combined Statement of Income for the year ended January 2, 1999; and

               (iv) Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

         (c)   Exhibits.
               --------

               2. Stock Purchase Agreement, dated as of December 15, 1998, among Merrimac, FMI and the direct and indirect shareholders of FMI is incorporated herein by reference to Exhibit 10(a) to Registrant's Annual Report on Form 10-KSB for the fiscal year ended January 2, 1999.

               20. Press Release of Registrant dated March 1, 1999 is incorporated herein by reference to Exhibit 20 to Registrant's Current Report on Form 8-K dated March 1, 1999.

               23.  Consent of Thomas H. Busing, Chartered Accountant.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amended Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  MERRIMAC INDUSTRIES, INC.
                                                  --------------------------
                                                       (Registrant)


                                                By /s/ Robert V. Condon
                                                  -----------------------------
                                                       Robert V. Condon
                                                  Vice President, Finance and
                                                       Chief Financial Officer


Date:  June 18, 1999

                                                                    Appendix A

                           FILTRAN MICROCIRCUITS, INC.


                              Financial Statements
                                November 30, 1998


         The following audited financial statements of FMI have been prepared in accordance with Canadian generally accepted accounting principles. The amounts shown on the audited financial statements are in Canadian dollars, the reporting currency of FMI.

                           FILTRAN MICRO-CIRCUITS INC.
                              Financial Statements
                                November 30, 1998



INDEX
                                                                          Page


Auditor's Report                                                           A-1

Balance Sheet                                                              A-2

Statement of Income and Retained Earnings                                  A-3

Statement of Changes in Financial Position                                 A-4

Notes to Financial Statements                                          A-5-A-8

Schedule of Cost of Goods Sold                                             A-9

Schedule of Expenses                                                       A-10

                                THOMAS H. BUSING
                              CHARTERED ACCOUNTANT
                             500-1580 MERIVALE ROAD
                              NEPEAN, ONT. K2G 4B5
                               TEL. (613) 226-3827
                               FAX (613) 224-6996


To the Shareholders of
Filtran Micro-Circuits Inc.


                                AUDITOR'S REPORT
                                ----------------

         I have audited the balance sheet of Filtran Micro-Circuits Inc. as at November 30, 1998 and the statements of income and retained earnings, and changes in financial position, for the year then ended. These financial statements are the responsibility of the company's management. My responsibility is to express an opinion on these financial statements based on my audit.

         I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

         In my opinion, these financial statements present fairly, in all material respects, the financial position of the company as at November 30, 1998, and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles.


Thomas H. Busing

CHARTERED ACCOUNTANT

NEPEAN, Ontario
February 2, 1999

                                                                           A-2
FILTRAN MICRO-CIRCUITS INC.
(Incorporated under the laws of Ontario)
Balance Sheet
As at November 30, 1998
-------------------------------------------------------------------------------

                                                       1998           1997
                                                         $              $

ASSETS

Current
     Cash and short-term investments                  368,620        764,401
     Accounts receivable - trade                    1,005,936      1,108,832
     Other receivables                                  1,366          1,129
     Inventory (Note 1(a))                            329,076        178,132
     Prepaid expense and deposits                      52,200         44,923
     Income taxes recoverable (Note 7b)               136,546         91,654
     Due from 845470 Ontario Inc.                           -         29,644
                                                  ------------   ------------

                                                    1,893,744      2,218,715
Capital (Note 2)                                    1,109,767      1,168,937

Other (Note 11)                                        31,470              1
                                                  ------------   ------------

                                                    3,034,981      3,387,653
                                                  ============   ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current
     Accounts payable and accrued liabilities         405,662        455,487
     Due to shareholders                                    -         36,338
     Current portion of long-term debt                203,059        203,302
     Deferred taxes payable                            19,381              -
                                                  ------------   ------------

                                                      628,102        695,127
Long-term Debt (Note 3)                               528,554        731,655
                                                  ------------   ------------

                                                    1,156,656      1,426,782
                                                  ------------   ------------

Capital Stock (Note 4)                                  1,027        156,027

Retained Earnings                                   1,877,298      1,784,844

Contributed Surplus                                         -         20,000
                                                  ------------   ------------

                                                    1,878,325      1,960,871

                                                    3,034,981      3,387,653
                                                  ============   ============

/s/ P.W. White    On Behalf of the Board
----------------

/s/ Ian Bolt      On Behalf of the Board
----------------

                     THOMAS H. BUSING  CHARTERED ACCOUNTANT

                                                                           A-3
FILTRAN MICRO-CIRCUITS INC.
Statement of Income and Retained Earnings
For the year ended November 30, 1998
-------------------------------------------------------------------------------

                                                       1998           1997
                                                         $              $

Sales                                               4,931,423      5,531,559

Cost of Goods Sold                                  2,451,106      2,644,253
                                                  ------------   ------------

Gross Profit                                        2,480,317      2,887,306
                                                  ------------   ------------

Expenses
     Operating                                        327,654        402,740
     Selling, general and administrative            1,090,241        887,580
     Depreciation                                     525,235        520,648
     Research and development (Note 5)                247,173        360,751
     Interest on long-term debt                        58,915         25,907
                                                  ------------   ------------

                                                    2,249,218      2,197,626
                                                  ------------   ------------

Income from Operations                                231,099        689,680

Other Income (Expense) (Note 8)                       (93,643)        17,603
                                                  ------------   ------------

Income before Taxes                                   137,456        707,283

Income Taxes (Note 7a)                                 45,002        187,397
                                                  ------------   ------------

Net Income for the Year                                92,454        519,886

Retained Earnings, Beginning of Year                1,784,844      1,264,958
                                                  ------------   ------------

Retained Earnings, End of Year                      1,877,298      1,784,844
                                                  ============   ============

                     THOMAS H. BUSING  CHARTERED ACCOUNTANT

                                                                           A-4
FILTRAN MICRO-CIRCUITS INC.
Statement of Changes in Financial Position
For the year ended November 30, 1998
-------------------------------------------------------------------------------

                                                       1998           1997
                                                         $              $

Cash Provided From (Used In)

Operations
     Net income for the year                           92,454        519,886
     Depreciation                                     525,235        520,648
                                                  ------------   ------------

                                                      617,689      1,040,534

Working capital changes                              (137,835)      (395,212)
                                                  ------------   ------------

                                                      479,854        645,322
                                                  ------------   ------------

Financing Activities
     Net increase (decrease) in long-term debt       (203,101)       412,080
     Redemption of preferred shares                  (155,000)             -
     Distribution of contributed surplus              (20,000)             -
                                                  ------------   ------------

                                                     (378,101)       412,080
                                                  ------------   ------------

Investing Activities
     Net acquisition of capital assets               (475,669)      (848,210)
     Investment tax credits on capital assets           9,604         21,956
     Deferred income taxes                            (31,469)             -
                                                  ------------   ------------

                                                     (497,534)      (826,254)
                                                  ------------   ------------

Increase (Decrease) in Cash for the Year             (395,781)       231,148

Cash, Beginning of Year                               764,401        533,253
                                                  ------------   ------------

Cash, End of Year                                     368,620        764,401
                                                  ============   ============

                     THOMAS H. BUSING  CHARTERED ACCOUNTANT

                                                                           A-5
FILTRAN MICRO-CIRCUITS INC.
Notes to Financial Statements
November 30, 1998
-------------------------------------------------------------------------------

1.   Accounting Policies

     a) Inventory is stated at the lower of cost and net realizable value (cost being determined on the first-in, first-out method) for raw materials; and at cost of direct labour, materials, sub-contracts and overhead for work-in-process and finished goods.

          Effective for 1998, the company has changed its accounting policy with respect to valuation of its inventory of finished goods and work-in-progress to include an element for overhead. The effect of this change is to increase income from operations by $31,654.

     b) Depreciation of capital assets is provided at the following annual rates, on assets available for use as at year-end:

          Dies                               50%  straight-line
          Production and R&D equipment       25%  straight-line
          Furniture and office equipment     20%  declining balance (1/2 in
                                                  year of acquisition)
          Computer equipment                 30%  declining balance (1/2 in
                                                  year of acquisition)
          Leasehold improvements             20%  straight-line over the
                                                  remaining months of the lease
                                                  (1/2 in year of acquisition)
          Parking and paving                  8%  declining balance (1/2 in
                                                  year of acquisition)

2.   Capital Assets

                                      Accumulated       Net Book Value
                           Cost      Depreciation     1998          1997
                             $            $             $             $
                       ----------------------------------------------------

Land                      160,683            -      160,683            -
Production & R&D
   equipment & dies     2,601,798    1,947,809      653,989      958,293
Furniture & office
   equipment              103,909       50,465       53,444       52,357
Computer equipment        263,187      117,609      145,578       61,753
Leasehold
   improvements           364,412      296,797       67,615       96,534
Parking & paving           29,644        1,186       28,458            -
                       -----------  -----------  -----------  -----------

                        3,523,633    2,413,866    1,109,767    1,168,937
                       ===========  ===========  ===========  ===========
                                                                      contd

                     THOMAS H. BUSING  CHARTERED ACCOUNTANT

                                                                           A-6
FILTRAN MICRO-CIRCUITS INC.
Notes to Financial Statements
November 30, 1998
-------------------------------------------------------------------------------

3.   Long-Term Debt

                                                       1998           1997
                                                         $              $
                                                  ------------   ------------

Bank of Nova Scotia - interest prime plus 1%
payable monthly, principal repayable at
$1,666.67 per month, due July 1999.                    13,333         33,333

Bank of Nova Scotia - interest prime plus 1%
payable monthly, principal repayable at
$7,868 per month, due May, 2001.                      183,170        277,586

Scotiabank - capital lease - interest 6.9%,
principal and interest repayable $10,507 per
month, due Nov. 23, 2003.                             528,479        615,382

MTC Leasing Inc. - capital lease - principal
and interest repayable $241 per month, due
July, 2001.                                             6,631          8,656
                                                  ------------   ------------

                                                      731,613        934,957

Less:  amounts included in current liabilities        203,059        203,302
                                                  ------------   ------------

                                                      528,554        731,655
                                                  ============   ============

The loans are covered by a general security agreement and a chattel mortgage in the amount of $472,000. Principal repayments on the long-term debt over the next five years are:
                           1999         $203,059
                           2000          196,542
                           2001          147,926
                           2002          114,360
                           2003           69,726

Production equipment under the capital leases having a gross cost of $634,185 less accumulated depreciation of $317,093 is included in capital assets.

4.   Capital Stock

Authorized
   250,000     redeemable non-cumulative, non-voting, first preference shares
   250,000     retractable non-cumulative, non-voting, second preference shares
   300,000     Class A common shares
   100,000     Class B common shares
   100,000     Class C common shares
                                                                      contd

                     THOMAS H. BUSING  CHARTERED ACCOUNTANT

                                                                           A-7
FILTRAN MICRO-CIRCUITS INC.
Notes to Financial Statements
November 30, 1998
-------------------------------------------------------------------------------

                                                       1998           1997
Issued and fully paid                                    $              $
                                                  ------------   ------------
     155,000         First preference shares                -        155,000
     1,052           Class A common shares              1,027          1,027
                                                  ------------   ------------

                                                        1,027        156,027
                                                  ============   ============

5.   Research and Development

The company expenses current research and development expenditures when incurred. The amount of current expenditure is reduced by investment tax credits claimed for qualifying expenditures as follows:

                                                       1998           1997
                                                         $              $
                                                  ------------   ------------

Research and development expense                      328,504        522,692
Less:     Investment tax credits - current            (81,331)      (152,378)
          Government assistance                             -         (9,563)
                                                  ------------   ------------

                                                      247,173        360,751
                                                  ============   ============

6.   Commitments and Related Party Transactions

     a)   The company's minimum lease payments for its rented premises are:

                           1999         $176,532
                           2000         $176,532
                           2001          $14,711

          The lessor, 845470 Ontario Inc., is owned by shareholders and directors of the company. Under the terms of its lease, the company is also required to pay the lessor additional rent for costs approximating $61,000 per year.

     b) The company has entered a contract for ISO 9002 consulting services at a cost to complete of $16,919.

7.   Income Taxes

                                                       1998           1997
                                                         $              $
                                                  ------------   ------------

     a)   Current income tax expense                   57,090        190,788
          Adjustment of prior year                          -         (3,391)
          Deferred income taxes                       (12,088)             -
                                                  ------------   ------------

                                                       45,002        187,397
                                                  ============   ============

                                                                      contd

                     THOMAS H. BUSING  CHARTERED ACCOUNTANT

                                                                           A-8
FILTRAN MICRO-CIRCUITS INC.
Notes to Financial Statements
November 30, 1998
-------------------------------------------------------------------------------

Income Taxes . . .cont'd

     The company has changed to the tax allocation basis of accounting for income taxes; the effect has been accounted for in the current period, and arises because of timing differences between recording depreciation for accounting purposes and for tax purposes and investment tax credits earned on research and development.

                                                         1998          1997
                                                         ----          ----
     b)   Income taxes recoverable (payable)
             Current income tax expense              $ (57,090)    $ (187,397)
             Investment tax credits - current year      90,935        174,334
             Investment tax credits - prior year        43,121
             Other adjustments                               -         (3,391)
             Installments paid                          59,580        108,108
                                                    -----------    -----------

                                                     $ 136,546     $   91,654
                                                    ===========    ===========

     c) The cost of research and development equipment has been reduced by investment tax credits claimed in the amount of $9,604 (1997 - $21,956) for qualifying capital expenditures.

8.   Other Income (Expense)

                                                         1998          1997
                                                         ----          ----

     Interest                                         $ 23,092       $ 26,069
     (Loss) gain on disposal of assets                  (9,301)        (8,466)
     Other                                            (107,434)             -
                                                    -----------    -----------

                                                       (93,643)        17,603
                                                    ===========    ===========

9.   Guarantees

     The company has provided a guarantee on a loan taken out by its affiliated company 845470 Ontario Inc.

10.  Comparative Figures

     The comparative figures for 1997 are unaudited and no opinion is expressed.

11.  Other Assets

                                                         1998          1997
                                                         ----          ----

     Goodwill                                         $      1        $     1
     Deferred tax assets                                31,469              -
                                                    -----------    -----------
                                                      $ 31,470              1
                                                    ===========    ===========

                     THOMAS H. BUSING  CHARTERED ACCOUNTANT

                                                                           A-9
FILTRAN MICRO-CIRCUITS INC.
Schedule of Cost of Goods Sold
For the year ended November 30, 1998
-------------------------------------------------------------------------------

                                                       1998           1997
                                                         $              $
                                                  ------------   ------------

Materials                                             717,891        834,419
Factory wages                                         795,072        770,461
General, contract and supervisory labour              535,934        525,323
Shop supplies and expense                             191,689        206,314
Utilities and maintenance                             210,520        307,736
                                                  ------------   ------------

                                                    2,451,106      2,664,253
                                                  ============   ============















                     THOMAS H. BUSING  CHARTERED ACCOUNTANT

                                                                           A-10
FILTRAN MICRO-CIRCUITS INC.
Schedule of Expenses
For the year ended November 30, 1998
-------------------------------------------------------------------------------

                                                       1998           1997
                                                         $              $
                                                  ------------   ------------

Operating
     Quality assurance and expense                    139,457        168,159
     Payroll costs and fringe benefits                177,316        193,156
     Consulting and training                            1,652         30,100
     Mileage and vehicle costs                          9,229         11,325
                                                  ------------   ------------

                                                      327,654        402,740
                                                  ============   ============

Selling, General and Administration
     Marketing salaries, commissions and travel       423,920        343,081
     Advertising, promotion and trade shows            75,487         72,515
     Office salaries                                   92,312         90,625
     Office supplies and expense                       24,601         26,027
     Bank charges and interest                          5,447          4,813
     Business taxes                                       904         10,850
     Insurance                                         18,181         13,721
     Professional fees                                 23,385          9,617
     Rent and maintenance                             266,705        275,846
     General                                           30,803         23,102
     Telephone                                         14,947         17,383
     Bad debt expense                                 113,549              -
                                                  ------------   ------------

                                                    1,090,241        887,580
                                                  ============   ============

                     THOMAS H. BUSING  CHARTERED ACCOUNTANT

                                                                    Appendix B
                            MERRIMAC INDUSTRIES, INC.

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                Introductory Note
                                -----------------

         The following unaudited pro forma condensed combined financial statements have been prepared by Merrimac's management. These statements reflect Merrimac's acquisition of FMI and combine the historical combined financial statements of Merrimac and FMI for the periods indicated, using the purchase method of accounting.

         The unaudited pro forma condensed combined balance sheet reflects adjustments as if the acquisition had occurred on January 2, 1999. The unaudited pro forma condensed combined statement of income has been prepared assuming the acquisition of FMI had occurred at January 4, 1998. These pro forma statements should be read in conjunction with the historical financial statements and related notes of Merrimac and FMI. The historical financial statements of FMI have been translated into U.S. dollars in accordance with Statement of Financial Accounting Standards No. 52, "Foreign Currency Translation". A pro forma adjustment to research and development expenses was made to reconcile the historical financial statements of FMI, which were prepared in accordance with Canadian generally accepted accounting principles, to United States generally accepted accounting principles. The pro form financial statements include preliminary estimates and assumptions which Merrimac's management believes are reasonable. The pro forma results are not necessarily indicative of the results which would have occurred if the business combination had been in effect on the dates presented.

         The following pro forma condensed combined financial statements give effect to the acquisition by Merrimac of FMI using the purchase method of accounting and are based on the respective historical financial statements as of their most recent respective fiscal year-end dates and the fiscal years then ended.

         The purchase price of FMI, including an estimate of acquisition expenses of approximately $200,000, has been allocated to the acquired assets and assumed liabilities of FMI based upon their respective estimated fair values in accordance with the provisions of Accounting Principles Board Opinion No. 16. Accordingly, the allocation of the purchase price to the acquired assets and assumed liabilities of FMI is subject to revision as a result of the final determination of fair values.

                            MERRIMAC INDUSTRIES, INC.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET


                                 Merrimac       FMI
                                January 2,   November 30,     Pro Forma         Pro Forma
                                   1999          1998        Adjustments        Combined
                                -----------  -----------   --------------     -----------
ASSETS
Current assets:
  Cash and cash equivalents     $ 1,852,666    $ 240,442   $ (162,200)(a)     $ 1,930,908
  Accounts receivable             3,755,131      657,036                        4,412,167
  Inventories                     3,101,256      214,647                        3,315,903
  Income tax refund receivable      413,018       34,049                          447,067
  Other current assets              357,906       89,065                          446,971
  Deferred tax assets               899,600           --                          899,600
                                 ----------    ---------    ---------          ----------
        Total current assets     10,379,577    1,235,239     (162,200)         11,452,616

Property, plant and equipment    16,539,251    2,298,371                       18,837,622
  Less accumulated depreciation  10,322,958    1,574,500                       11,897,458
                                 ----------    ---------    ---------          ----------
    Net property, plant and
      equipment                   6,216,293      723,871                        6,940,164
Other assets                        319,512       20,527                          340,039
Goodwill                                 --           --    2,851,581 (b)       2,851,581
                                 ----------    ---------    ---------          ----------
      Total Assets              $16,915,382   $1,979,637   $2,689,381         $21,584,400
                                 ----------    ---------    ---------          ----------

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Current portion of
    long-term debt              $        --   $  132,450    $  500,000 (b)(c)  $   632,450
  Accounts payable                1,479,284      264,602                         1,743,866
  Accrued liabilities             1,499,917           --       200,000 (b)       1,699,917
  Income taxes payable                   --       12,642                            12,642
                                 ----------    ---------     ---------          ----------
      Total current liabilities   2,979,201      409,694       700,000           4,088,895
Long-term debt, net of
  current portion                        --      344,762     3,526,845 (b)(c)    3,871,607
Deferred compensation               459,322                                        459,322
Deferred tax liabilities             54,600           --                            54,600
                                 ----------    ---------     ---------          ----------
      Total liabilities           3,493,123      754,456     4,226,845           8,474,424

Shareholders' equity             13,422,259    1,225,181    (1,537,464)(d)      13,109,976
                                 ----------    ---------     ---------          ----------
Total Liabilities and
  Shareholders' Equity          $16,915,382   $1,979,637    $2,689,381         $21,584,400
                                 ----------    ---------     ---------          ----------

See accompanying notes to unaudited pro forma condensed combined financial statements.

                            MERRIMAC INDUSTRIES, INC.

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME


                                 Merrimac        FMI
                                January 2,    November 30,     Pro Forma        Pro Forma
                                   1999          1998         Adjustments       Combined
                              -------------  -------------  ----------------  -------------
Net sales                     $20,101,835     $3,343,190    $ (20,400)(e)     $23,424,625
                               ----------     ----------     --------          ----------
Cost and expenses:
  Cost of sales                11,547,529      1,650,545      (26,000)(e)(f)   13,172,074
  Selling, general and
    administrative              6,680,968      1,331,293      164,883 (b)(f)    8,177,144
  Research and development      1,052,812        170,508       73,000 (f)       1,296,320
  Restructuring charge            510,311             --                          510,311
                               ----------     ----------     --------          ----------
                               19,791,620      3,152,346      211,883          23,155,849
                               ----------     ----------     --------          ----------

Operating  income                 310,215        190,844     (232,283)            268,776
Interest and other income
  (expense), net                  110,085        (61,145)      77,000 (g)         125,940
Interest expense                       --        (40,013)    (321,000)(h)        (361,013)
                               ----------     ----------     --------          ----------

Income before income taxes        420,300         89,686     (476,283)             33,703
Provision (benefit) for income
  taxes                            80,000         29,233     (164,000)(i)         (54,767)
                               ----------     ----------     --------          ----------

Net income                    $   340,300    $    60,453    $(312,283)        $    88,470
                               ----------     ----------     --------          ----------

Net income per common share:
  Basic                              $.19                                            $.05
  Diluted                            $.19                                            $.05

Weighted average number of
  shares outstanding:
  Basic                         1,766,120                                       1,766,120
  Diluted                       1,805,212                                       1,805,212


See accompanying notes to unaudited pro forma condensed combined financial statements.

                            MERRIMAC INDUSTRIES, INC.

           NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


(a)      Reflects the effect on cash of the pro forma adjustments.

(b) The purchase price, including an estimate for acquisition expenses of approximately $200,000, has been allocated to the acquired assets and assumed liabilities of FMI at their respective estimated fair values. The allocation of the purchase price to the acquired assets and assumed liabilities of FMI is subject to revision as a result of the final determination of fair values. The estimated excess of the purchase price over the net assets acquired of $3,001,664 is being carried as goodwill and will be amortized over its estimated life of 20 years. The pro forma amortization of goodwill charge was $150,083.

(c) Reflects $4,026,845 of indebtedness incurred to finance the purchase price of the acquisition, of which $500,000 is due in less than one year.

(d) Reflects (i) the elimination of shareholders' equity in FMI and (ii) the pro forma net loss of $312,283 as a result of the acquisition.

(e) Reflects the elimination of purchases by Merrimac of goods and services from FMI of $20,400 in fiscal 1998.

(f) Reflects (i) adjustments of $5,600 to the cost of sales, $17,000 to research and development expenses and $14,800 to selling, general and administrative expenses related to additional compensation to certain officers of FMI under employment agreements entered into with FMI and Merrimac in connection with the acquisition and (ii) an adjustment of $56,000 to research and development expenses related to certain income tax benefits obtained as a result of the reconciliation of the historical financial statements of FMI from Canadian generally accepted accounting principles to United States generally accepted accounting principles.

(g) Reflects the elimination of transaction related costs and expenses of $77,000 incurred by FMI in connection with the sale of FMI to Merrimac.

(h) Reflects interest expense of $321,000 (based on interest rates in effect during fiscal 1998, assuming the acquisition had occurred on January 4, 1998) related to $4,026,845 of indebtedness incurred to finance the purchase price of the acquisition.

(i) Reflects a tax benefit of $108,000 related to the deductibility of compensation and interest expense, offset by the elimination of other acquisition related expenses (see note (g) above) and the reclassification of a research and development tax benefit adjustment of $56,000 (see note (f) above).

                                  EXHIBIT INDEX


                                                                   Sequentially
Exhibit                                                           Numbered Page
-------                                                           -------------


2. Stock Purchase Agreement, dated as of December 15, 1998, among Registrant, FMI and the direct and indirect shareholders of FMI is incorporated herein by reference to Exhibit 10(a) to Registrant's Annual Report on Form 10-KSB for the fiscal year ended January 2, 1999.

20. Press Release of Registrant dated March 1, 1999 is incorporated herein by reference to Exhibit 20 to Registrant's Current Report on Form 8-K dated March 1,
          1999.

23.       Consent of Thomas H. Busing, Chartered Accountant.